INVENTORY LOAN
                                  AND SECURITY
                                    AGREEMENT



                         TOYOTA MOTOR CREDIT CORPORATION

                      INVENTORY LOAN AND SECURITY AGREEMENT

      This AGREEMENT, between TOYOTA MOTOR CREDIT CORPORATION ("TMCC"), located at 1515 W. 190th Street, P.O. Box 2958, Torrance, California 90509-2958, and the undersigned motor vehicle dealer whose name and address are set forth hereinbelow ("Dealer"), sets forth the terms under which TMCC may make loans (as hereinafter defined) to Dealer and the rights and obligations between TMCC and Dealer with regard to such loans.

1.    Security Interest.

      Dealer hereby grants to TMCC, as security for the payment of all liabilities and obligations of Dealer to TMCC of every kind and nature, whether or not under this Agreement and whether now existing or hereafter arising ("Liabilities"), a continuing lien on the collateral ("Collateral") as follows:

      (a) all new Toyota-manufactured motor vehicles, all other new motor vehicles, all used motor vehicles, all trucks, van conversions and recreational vehicles, all additions and accessories, all parts, accessories, furnishings and supplies, and inventory property of like kind or type including replacements, substitutions, additions and returns, whether now owned, in transit, or hereafter acquired; and

      (b) all new and used machinery, equipment, tools, appliances, office furniture and fixtures, office equipment and supplies, and goods of like kind or type including replacements, substitutions or additions, whether now owned or hereafter acquired; and

      (c) all accounts receivable, documents, instruments, chattel paper, security agreements, contract rights, policies and certificates of insurance, advance warranty payments, incentive payments, rebates or refunds, whether now owned or hereafter acquired; and

      (d) all general intangibles, including, but not limited to, tax refunds, license rights, franchise rights, copyrights, patent rights, trademarks, service marks, trade names and goodwill, whether now owned or hereafter acquired; and

      (e) all cash and non-cash proceeds from the sale or disposition of the foregoing, including proceeds of any insurance on any of the foregoing.

      Dealer agrees to execute and deliver upon request such documents, including, without limitation, agreements, certificates of title and financing statements, as TMCC may consider necessary to maintain or perfect TMCC's security interest in such Collateral.

2.    Loans.

      (a) Loans on Motor Vehicles to be Acquired by Dealer. Once TMCC has established a credit line in favor of Dealer, TMCC shall notify each manufacturer or distributor of motor vehicles, which is specified by Dealer and acceptable to TMCC (a "Seller"), that such Seller may ship motor vehicles to Dealer and that payment for such vehicles will be made by the payment by TMCC of drafts drawn by such Seller on TMCC, or by the honoring of other payment instructions issued to TMCC, for the account of Dealer; provided, however, that TMCC shall have no obligation to make any payments, and Dealer shall not seek any loans, (i) in respect of any motor vehicle, in an amount in excess of the sum of the invoice dealer cost of such motor vehicle plus the cost of any option, which is offered to the purchaser thereof for installation at the factory where the vehicle is manufactured or the U.S. port facility through which the vehicle is imported and (ii) in an aggregate amount outstanding at any time in excess of the credit line so established. The amount of each and every such draft or other payment instruction honored shall constitute a loan to Dealer under this Agreement. TMCC shall have no responsibility for the validity, sufficiency or genuineness of any such draft or other payment instruction. TMCC may require that any bills of lading, certificates of origin, vehicle invoices or documents of title be presented or delivered to TMCC as a condition of payment of any such draft or other payment instruction.

      (b) Loans on Other Motor Vehicles. TMCC may, at its option, make loans to dealer from time to time, upon receipt of a schedule, certified as correct by an authorized representative of Dealer, showing a description of one or more motor vehicles (not previously financed under paragraph (a) of this Section) as to which Dealer requests a loan at that time, together with such other information and documents as TMCC may require. The making of any loan by TMCC under this Section shall not obligate TMCC to make any future or additional loans to Dealer.

3.    Dealer Loan Account.

      Each loan made under this Agreement shall be entered by TMCC as a debit in an accounting record to be maintained by TMCC in respect of Dealer (the "Dealer Loan Account"). TMCC shall credit all payments made by Dealer on account of indebtedness evidenced by the Dealer Loan Account and all cash proceeds of Collateral and debit all other charges, expenses and other items properly chargeable to Dealer. All credits shall be subject to receipt or final collection of cash by TMCC. TMCC shall mail or deliver to Dealer periodically a statement of account for the Dealer Loan Account reflecting all debits, credits and other activity during the preceding period, including, without limitation, payments made by Dealer in respect of motor vehicles financed hereunder ("Motor Vehicles") which were sold during such preceding period. Dealer agrees that if at any time the debit balance of the Dealer Loan Account exceeds the amount of the credit line extended by TMCC to Dealer hereunder, Dealer shall, upon receipt of a request by TMCC, remit to TMCC payment in such amount as may be necessary to eliminate such excess.

4.    Payments.

      (a) Continuing Obligations, Dealer hereby promises to make the following payments to TMCC

            (i) upon receipt of each billing statement described below, the interest shown to be due on such billing statement, which interest shall be computed, at the interest rate designated by TMCC from time to time, on the daily debit balance in the Dealer Loan Account together with any per diem charges expressed as a flat fee in connection with Motor Vehicles actually financed by TMCC, including Motor Vehicles designated as Demonstrators;

            (ii) upon occurrence of either (A) the delivery by Dealer of any Motor Vehicles to a purchaser or lessee thereof or (B) the receipt by Dealer of payment for such Motor Vehicle, an amount substantially equal to the outstanding principal balance of the loan made by TMCC to Dealer with respect to such Motor Vehicle; and

            (iii) on a monthly basis, all Demonstrator Payments then payable in accordance with the provisions of Section 8 hereof, if any;

      provided, however, that, notwithstanding anything to the contrary set forth herein, within 12 months following the making by TMCC to Dealer of each loan hereunder, Dealer shall repay in full the entire principal balance of such loan, regardless of whether or not the Motor Vehicles in respect of which such loan has been made shall have been sold by Dealer and regardless of whether or not such Motor Vehicles have been designated Demonstrators.

      (b) Billing and Payment. TMCC shall mail or deliver to Dealer periodically a billing statement (which may, at the option of TMCC, be included as part of the statement of account referred to in Paragraph 3 hereof) setting forth all payments then due from Dealer pursuant to this Agreement. Dealer shall send payment due under this Agreement in the manner, and to the address, specified by TMCC and in accordance with such procedures as TMCC may establish from time to time.

5.    Information Concerning Dealer.

      Dealer hereby authorizes TMCC to obtain from any affiliate of TMCC and any Seller, and hereby consents to the delivery by any such affiliate or Seller to TMCC of, all such information concerning Dealer as TMCC may, from time to time, request. Dealer hereby agrees to provide TMCC with such information concerning Dealer and its financial condition as TMCC may, from time to time, request.

6.    Insurance.

      Dealer shall at all time have and maintain, with respect to all Collateral, insurance with such companies and in such amounts as are satisfactory to TMCC. Such insurance shall include coverage against the risks of fire (including so-called extended coverage) and theft and against such other risks as are usually insured against by owners of similar businesses and properties or as TMCC may otherwise require and, in the case of Motor Vehicles, against the risk of collision. With respect to Motor Vehicles, the amount of fire, theft and other risk insurance shall equal or exceed, at all times, the debit balance in the Dealer Loan Account. With regard to new Motor Vehicles actually financed by TMCC, including Motor Vehicles designated or defined as Demonstrators under paragraph 8, TMCC agrees to provide the required comprehensive insurance. With respect to each Motor Vehicle, said insurance shall be provided by TMCC as long as such Motor Vehicle remains part of Dealer inventory and has not been paid for in full.

      As to all such insurance: (I) TMCC shall be named as a loss payee, (ii) Dealer shall cause to be delivered to TMCC or its designee copies of the insurance policies, together with the insurance certificates naming TMCC as a loss payee and (iii) TMCC or its designee shall be listed as the person to which insurance renewals and/or cancellations should be mailed by the insurance company with respect to each policy on which TMCC is named as a loss payee. If Dealer changes any insurance carrier or carriers, it shall promptly notify TMCC or its designee and shall cause to be delivered to TMCC or its designee copies of the new insurance policy, and a certificate of insurance naming TMCC as a loss payee. Dealer hereby authorizes TMCC to obtain insurance and to debit the Dealer Loan Account with the cost thereof (plus interest at the interest rate referred to in Section 4(a)(i) hereof until reimbursement by Dealer, in the event of dealer's failure to obtain such insurance, as herein provided, or to pay any premiums on existing policies.

7.    Inspection.

      Dealer shall keep all Motor Vehicles (other than Demonstrators, as hereinafter defined) at an approved Dealer location and shall not remove them except upon TMCC's written consent. Dealer shall allow TMCC to conduct an unannounced inspection of the Collateral (including all Demonstrators) wherever located and an examination of all Dealer's books and records pertaining to the Collateral at such times as TMCC shall require. Dealer shall make all Demonstrators available for inspection by TMCC, at an approved Dealer location, when and as requested by TMCC. Dealer shall cause an authorized representative of Dealer to acknowledge by signature each report prepared by a TMCC inspector.

8.    Authority to Sell Motor Vehicles; Demonstrators.

      (a) Provided Dealer is not in default in the performance of any of its obligations under this agreement, Dealer shall have the right to store, display for purposes of retail sale and sell or lease Motor Vehicles in the ordinary course of its business. In addition, Dealer shall have the right to use for demonstration purposes such Motor Vehicles as may be approved in writing by TMCC ("Demonstrators").

      (b) Demonstrator Payments shall mean, for each Motor Vehicle (whether or not designated a Demonstrator), a monthly payment in an amount equal to 2.0% of the original principal balance of the loan made by TMCC in respect of such Motor Vehicle. Demonstrator Payments shall commence in respect of any Motor Vehicle within 30 days after the first to occur of (i) the date, if any, on which such Motor Vehicle is designated a Demonstrator by Dealer or (ii) the date on which the odometer reading in such Motor Vehicle exceeds 500 miles.

9.    Exchanges of Motor Vehicles Between Dealers.

      Dealer may sell or exchange any Motor Vehicle of a new motor vehicle of another dealer. For purposes of Section 4(a)(ii) hereof, each such sale or exchange shall constitute the delivery of the Motor Vehicle so sold or exchanged to a purchaser thereof. If Dealer requests that TMCC finance a new motor vehicle acquired by Dealer in a purchase or exchange from or with another dealer, TMCC may, at its option, advance to Dealer, upon receipt of documentation satisfactory to TMCC and provided that such loan complies with all of the terms and conditions hereof, a loan hereunder in an amount equal to the invoice total dealer cost of such motor vehicle and debit the Dealer Loan Account therefor.

10.   Representations and Warranties.

      Dealer represents and warrants to TMCC that, as of the date of this Agreement and, as of each occasion on which Dealer requests a loan pursuant to this Agreement from TMCC or permits funds to be paid by TMCC to or for the account of Dealer pursuant to this Agreement:

      (a) Dealer is (and will be) principally engaged in the retail sale of motor vehicles and holds (and will hold) a valid franchise to sell motor vehicles from the manufacturer or a distributor of all motor vehicles which are offered for sale in new condition by Dealer. Dealer has (and will have) all necessary licenses, permits, qualifications, franchise and other approvals necessary lawfully to conduct its business.

      (b) Except for the security interests granted by this Agreement, Dealer is (and, as to Collateral to be acquired after the date hereof, will be) the owner of the Collateral, free from any lien, security interest or encumbrance.

      (c) Except as otherwise disclosed in any exhibit to this Agreement, all Collateral presently owned by Dealer, and all of Dealer's records concerning sales, accounts and contract rights, are (and will be) kept at the principal office of Dealer, the address of which is set forth below and Dealer has (and will have) no other places of business.

      (d) All information furnished to TMCC concerning the Collateral, or otherwise for the purpose of obtaining loans or an extension of credit, is and will be at the time the same is furnished, correct and complete in all respects.

      (e) Dealer has the power and authority to enter into this Agreement. The execution and delivery of this Agreement, the borrowing of funds under this Agreement, and consummation of all other transactions contemplated by this Agreement have been duly authorized by all necessary action of Dealer. This Agreement has been duly executed and delivered by Dealer and constitutes the legal, biding and enforceable obligation of Dealer.

      (f) Dealer shall only forward contracts, financing statements, security agreements, and/or other materials and documents to TMCC which have been executed by Dealer or its authorized representative.

11.   Covenants of Dealer.

      (a) Dealer shall keep the Collateral in good condition and shall not damage or destroy the Collateral or permit the same to occur. Dealer shall not use the Collateral in violation of an statute, ordinance or governmental rule or regulation. Dealer shall at all times keep accurate and complete records of the Collateral and its status.

      (b) Dealer shall submit to TMCC, within 15 days following the end of each month and within 120 days following the end of each fiscal year, respectively, monthly and fiscal year-end financial statements in form satisfactory to TMCC as certified by an authorized representative of Dealer.

      (c) Dealer shall keep the Collateral free from any adverse lien, security interest or encumbrance (other than any such lien, security interest or encumbrance which is disclosed in this Agreement) and shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein (other than any such lien, security interest or encumbrance which is disclosed in this Agreement). Dealer shall promptly pay when due all taxes and assessments upon the Collateral. If TMCC discharges any such taxes, liens, security interests or encumbrances, Dealer agrees to reimburse TMCC on demand for any such payment.

12.   Events of Default; Acceleration.

      Any or all Liabilities shall, at TMCC's option, become immediately due and payable, without notice or demand (which are hereby waived by Dealer), upon the occurrence of any of the following events of default: (i) default in the payment of any amount due and payable under this Agreement or default in the payment, when due, of any of the Liabilities; (ii) default in the performance of any obligation or covenant contained or referred to in this Agreement; (iii) any warranty, representation or statement made or furnished to TMCC by or on behalf of Dealer having been breached, false or incomplete in any material respect when made or furnished; (iv) the loss, theft, damage or destruction (unless, in any such case, fully covered by insurance), or the unauthorized sale or encumbrance of, any of the Collateral or any levy, seizure or attachment thereof; (v) the commencement by or against Dealer of any bankruptcy, receivership or insolvency proceeding, the suspension of business or an assignment for the benefit of creditors by Dealer, or the issuance of an attachment, injunction or execution of the filing of a lien against Dealer or Dealer's property; or (vi) any change in the condition or affairs of Dealer or of any endorser, guarantor or surety for any of the liabilities which, in the opinion of TMCC, impairs TMCC's security or increases its risk.

13. Rights and Remedies on Default.

      Upon the occurrence of any such event of default and at any time thereafter, TMCC may take any action it deems necessary to enforce this Agreement, including, without limitation, the remedies of a secured party under the Uniform Commercial Code and the remedies provided in this Agreement or in any other document executed by Dealer. Dealer shall, if TMCC so requests, assemble the Collateral and make it available to TMCC at a place to be designated by TMCC. TMCC shall have the right to enter upon the premises where the Collateral is located and remove it. Dealer shall pay all expenses and reimburse TMCC for any expenditures, including reasonable attorneys' fees and legal expenses, in connection with TMCC's exercise of any of its rights and remedies under this Agreement.

14.   Indemnification.

      Dealer agrees to indemnify, defend and hold harmless TMCC and all of its affiliates (and each of the respective officers, directors, representatives, agents and employees of TMCC and such affiliates) from and against any liabilities, damages, costs or expenses, of any nature whatsoever, which any of them may suffer or incur as a result of, or arising from or in connection with, any act or omission, on the part of Dealer in respect of any matter referred to in, contemplated by, or otherwise relating to, this Agreement.

15.   Failure to Exercise Remedies.

      The exercise of any right or remedy available to TMCC shall not operate as a waiver of any other right or remedy. The failure of TMCC to exercise or a delay by TMCC in exercising any right or remedy shall not operate as a waiver of such right or any other right. All of TMCC's rights and remedies shall be cumulative and may be exercised singularly or concurrently.

16.   Successors and Assigns.

      This Agreement shall be binding upon and shall inure to the benefit of the parties to this Agreement and their respective successors and assigns; provided, however, that this Agreement and all rights and obligations under this Agreement may not be assigned or transferred by Dealer without TMCC's prior written consent and any purported assignment or transfer without such consent shall be void and without effect. For purposes of the foregoing, any change in control of the Dealer (whether by means of the transfer of stock or a partnership interest or otherwise) shall be deemed to constitute an assignment or transfer of this Agreement. Any obligation of TMCC, or any function to be performed by TMCC, under this Agreement may, at the sole option of TMCC, be delegated to, and performed by, any agent of TMCC, which agent shall have such power and authority as TMCC shall delegate to it.

17.   Termination.

      Whenever there are no outstanding Liabilities and no commitment on the part of TMCC under any agreement which might give rise to any obligation of Dealer, Dealer may terminate this Agreement upon written notice to TMCC. TMCC may terminate this Agreement at any time upon written notice to Dealer. Any termination of this Agreement shall not affect any obligation of TMCC or Dealer which may exist prior to such termination.

18.   Validity; Complete Agreement; Amendments.

      Any invalidity, in whole or in part, of any provision of this Agreement shall not affect the validity of any other provision hereof. This Agreement constitutes the complete understanding between the parties hereto with respect to the subject matter hereof and no alteration, amendment or proclamation of any of the terms and provisions hereof shall be valid unless made pursuant to an instrument in writing signed by both of said parties.

19.   Governing Law.

      This Agreement shall be construed and enforced in accordance with the laws of the State of California.


20.   Notice.

      Except as otherwise provided in this Agreement, all notices and other communications hereunder shall be in writing and shall be deemed duly given if and when personally delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows: (a) if to TMCC, to the address shown at the beginning of this Agreement; (b) if to Dealer, to the address shown below. Either party may change the address to which each such notice shall be sent by giving notice or communication of such address in the manner provided herein to the other party.

21.   Gender; Number; Paragraph Headings.

      Unless the context of this Agreement otherwise requires, the masculine, feminine or neuter gender each shall include the other genders, and the singular shall include the plural. The paragraph headings contained in this Agreement are for convenience of reference only and shall not limit or define the next hereof.

TOYOTA MOTOR CREDIT CORPORATION          Muller Toyota, Inc.
                                         ---------------------------------------
                                                    DEALER

DATE: 5/20/92  By: /s/ Gerry Schuckman   DATE: 5/20/92  By: /s/ William Muller
                   --------------------                     --------------------
                   AUTHORIZED SIGNATURE                     AUTHORIZED SIGNATURE

/S/ GERRY SCHUCKMAN                      /S/ William Muller Jr. President
----------------------------------       ---------------------------------------
    PRINTED NAME AND TITLE                      PRINTED NAME AND TITLE


                                         Rt. 31 P.O. Box J
                                         ---------------------------------------
                                                STREET ADDRESS OF DEALER

                                         Clinton, N.J. 08809
                                         ---------------------------------------
                                                    CITY AND STATE

89-TMC-208                                                   TMCC 1005 REV. 5/89


                        PREVIOUS EDITIONS MAY NOT BE USED

----------   --------------    ------------------------   ----------------------
                               Muller Chevrolet, Olds-    Terry L. Berean, V.P.
             New Floorplan     mobile, Geo, Isuzu, Inc.   /s/ Terry L. Berean
----------   --------------    ------------------------   ----------------------
LIC NO.      LOAN NO.          BORROWER                   APPROVAL SIGNATURE

--------------------------------------------------------------------------------

                           COMMERCIAL PROMISSORY NOTE                     [LOGO]
                                                                      CoreStates

$5,000,000.00                                                   January 20, 1998

      FOR VALUE RECEIVED, each of the undersigned, jointly and severally if more than one (hereinafter collectively referred to as "Borrower"), promises to pay to the order of CORESTATES BANK, N.A.*, a national banking association (the "Bank"), at any of its banking offices in Pennsylvania, the principal amount of Five Million and 00/100************* DOLLARS, in lawful money of the United States, plus interest, to be paid as follows:

The principal of this Note and all interest accrued thereon, shall be payable in full before MAY 31, 1998 ("Maturity Date") unless such date is otherwise extended by Bank. Prior to the Maturity Date, the principal of this Note shall be repaid in accordance with the terms and conditions of a certain Business Loan and Security Agreement - Motor Vehicle Floorplan Financing Agreement, dated February 28, 1995, as amended ("Agreement") together with interest on the outstanding principal balance hereof payable monthly, as billed, at 1% above the Bank's Prime Rate, such rate to change each time the Prime Rate changes, effective on and as of the date of the change.

The principal balance due hereunder plus all accrued interest due hereon at any time and from time to time shall be that amount shown on the Bank's books and records and the statements submitted to Debtor by Bank in accordance with the Agreement, which shall, if no timely objection is made, be conclusive and irrefutable evidence of the amount of principal and interest due Bank. This Note is one of the Notes referred to in and is issued in conjunction with and under and subject to the terms and conditions of the Agreement, and is secured by the Collateral, as that term is defined in the Agreement. Upon the happening of an Event of Default, bank will be entitled to all of Bank's Rights Upon Default as specified herein and in the Agreement.

ADDITIONAL TERMS OF THIS NOTE - Each of the following provisions shall apply to this Note, to any extension or modification hereof and to the indebtedness evidenced hereby, except as otherwise expressly stated above or in a separate writing signed by Bank and Borrower.

INTEREST - Interest shall be calculated on the basis of a 360-day year and shall be charged for the actual number of days elapsed. Accrued interest shall be payable monthly. Accrued interest shall also be payable when the entire principal balance of this Note becomes due and payable (whether by demand, stated maturity or acceleration), or, if earlier, when such principal balance is actually paid to Bank. If the rate at which interest accrues is based on the "Prime Rate", that term is defined as the rate of interest for loans established by Bank from time to time at its prime rate. Said per annum rate of interest shall change each time Bank's prime rate shall change, effective on and as of the date of the change. Interest shall accrue on each disbursement hereunder from the date such disbursement is made by Bank, provided, however, that to the extent this Note represents a replacement, substitution, renewal or refinancing of existing indebtedness, interest shall accrue from the date hereof. Interest shall accrue on the unpaid balance hereof at the rate provided for in this Note until the entire unpaid balance has been paid in full, notwithstanding the entry of any judgment against Borrower.

PREPAYMENT - If this Note bears interest at a floating or variable rate and no floor or minimum rate is specified, Borrower may prepay all or any portion of the principal balance of this Note at any time, without premium or penalty. If not permitted under the preceding sentence, any prepayment of principal (including any principal repayment as a result of acceleration by Bank of this Note) shall require immediate payment to Bank of a prepayment fee equal t the amount, if any, by which the aggregate present value of scheduled principal and interest payments eliminated by the prepayment exceeds the principal amount being prepaid. Said present value shall be calculated by application of a discount rate determined by Bank in its reasonable judgment to be the yield-to-maturity at the time of prepayment on U.S. Treasury securities having a maturity which most closely approximates the final maturity date of the principal balance then outstanding. Whether or not a prepayment fee is required hereunder, prepayments shall be applied to scheduled installments of principal in the inverse order of their maturity, shall be accompanied by payment of accrued interest on the principal amount being prepaid and, unless this Note has been accelerated by Bank, shall not be permitted in an amount less than the scheduled principal installment immediately prior to final maturity of the outstanding principal balance.

COLLATERAL - As security for all indebtedness to Bank now or hereafter incurred by Borrower, under this Note or otherwise, Borrower grants Bank a lien upon and security interest in any securities, instruments or other personal property of Borrower now or hereafter in Bank's possession and in any deposit balances now or hereafter held by Bank for Borrower's account, and in all proceeds of any such personal property or deposit balances. Such liens and security interest shall be independent of Bank's right of setoff. This Note and the indebtedness evidenced hereby shall be additionally secured by any lien or security interest evidenced by a writing (whether now existing or hereafter executed) which contains a provision to the effect that such lien or security interest is intended to secure (a) this Note or indebtedness evidenced hereby or (b) any category of liabilities, obligations or indebtedness of Borrower to Bank which includes this Note or the indebtedness evidenced hereby, and all property subject to any such lien or security interest shall be collateral for this Note.

EVENTS OF DEFAULT - Each of the following shall be an Event of Default hereunder: (a) the nonpayment when due of any amount payable under this Note or under any obligation or indebtedness to Bank of Borrower or any person liable, either absolutely or contingently, for payment of any indebtedness evidenced hereby, including endorsers, guarantors and sureties (each such person is referred to as an "Obligor"); (b) if Borrower or any Obligor has failed to observe or perform any other existing or future agreement with Bank of any nature whatsoever; (c) if any representation, warranty, certificate, financial statement or other information made or given by Borrower or any Obligor to Bank is materially incorrect or misleading; (d) if Borrower or any Obligor shall become insolvent or make an assignment for the benefit of creditors or if any petition shall be filed by or against Borrower or any Obligor under any bankruptcy or insolvency law; (e) the entry of any judgment against Borrower or any Obligor which remains unsatisfied for 15 days or the issuance of any attachment, tax lien, levy or garnishment against any property of material value in which Borrower or any Obligor has an interest; (f) if any attachment, levy, garnishment or similar legal process is served upon Bank as a result of any claim against Borrower or any Obligor or against any property of Borrower or any Obligor; (g) the dissolution, merger, consolidation or change in control (as control is defined in rule 12b-2 under the Securities Exchange Act of 1934), of any Borrower which is a corporation or partnership, or the sale or transfer of any substantial portion of any of Borrower's assets, or if any agreement for such dissolution, merger, or consolidation, change in control, sale or transfer is entered into by Borrower, without the written consent of Bank; (h) the death of any Borrower or Obligor who is a natural person; (i) if Bank determines reasonably and in good faith that an event has occurred or a condition exists which has had, or is likely to have, a material adverse effect on the financial condition or creditworthiness of Borrower or any Obligor, or on the ability of Borrower or any Obligor to perform its obligation evidenced by this note; (j) if Borrower shall fail to remit promptly when due to the appropriate government agency or authorized depository, any amount collected or withheld from any employee of Borrower for payroll taxes, Social Security payments or similar payroll deductions; (k) if any Obligor shall attempt to terminate or disclaim such Obligor's liability for the indebtedness evidenced by this Note; (l) if Bank shall reasonably and in good faith determine and notify Borrower that any collateral for this Note or for the indebtedness evidenced hereby is insufficient as to quality or quantity; (m) if Borrower shall fail to pay when due any material indebtedness for borrowed money other than to Bank; or (n) if Borrower shall be notified of the failure of Borrower or any Obligor to provide financial and other information promptly when reasonably requested by Bank. If this note is payable on demand, Bank's right to demand payment hereof shall not be restricted or impaired by the absence, non-occurrence or waiver of an Event of Default, and it is understood that if this Note is payable on demand, Bank may demand payment at any time.

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*CoreStates Bank, N.A. also conducts business as Philadelphia National Bank, as
CoreStates First Pennsylvania Bank and as CoreStates Hamilton Bank.

8979-C 10/93

(including, if this Note is Payable on demand, any Event of Default resulting from Borrower's failure to make any payment hereunder when demanded), unless Bank elects otherwise, the entire unpaid balance of this Note and all accrued interest shall be immediately due and payable without notice to Borrower or any Obligor, and Bank may, immediately or at any time thereafter, exercise any or all of its rights and remedies hereunder or under any agreement or otherwise under applicable law against Borrower, any Obligor and any collateral. Bank may exercise its rights and remedies in any order and may, at its option, delay in or refrain from exercising some or all of its rights and remedies without prejudice thereto. Upon the occurrence of any such Event of Default or at any time thereafter, Bank may, at its option, and upon five days' written notice to Borrower, begin accruing interest on this Note, at a rate not to exceed five percent (5%) per annum in excess of the greater of (a) the rate of interest provided for above, or (b) the Prime Rate in effect from time to time on the unpaid principal balance hereof; provided, however, that no interest shall accrue hereunder in excess of the maximum rate permitted by law. All such additional interest shall be payable on demand.

NOTICE TO BORROWER - Any notice required to be given by Bank under the provisions of this Note shall be effective as to each Borrower and each Obligor when addressed to Borrower and deposited in the mail, postage prepaid, for delivery by first class mail at Borrower's mailing address as it appears on Bank's records.

DISBURSEMENTS AND PAYMENTS - The proceeds of this Note, or any portion thereof, may be credited by Bank to the deposit account of Borrower, or disbursed in any other manner requested by Borrower and approved by Bank. If Borrower so requests, Bank may, at its option, disburse the proceeds of this Note in more than one disbursement on the same or different dates, but except as otherwise agreed by Bank in writing, no action taken by Bank in response to any such request shall be deemed to create or shall imply the existence of any commitment or obligation to pay or credit the undisbursed portion of this Note. All payments due under this Note are to be made in immediately available funds. If Bank accepts payment in any other form, such payment shall not be deemed to have been made until the funds comprising such payment have actually been received by or made available to Bank. If Borrower is not an individual, Borrower authorizes Bank (but Bank shall have no obligation) to charge any deposit account in Borrower's name for any and all payments of principal, interest, or any other amounts due under this Note.

PAYMENT OF COSTS - In addition to the principal and interest payable hereunder, Borrower agrees to pay Bank, on demand, all costs and expenses (including reasonable attorneys' fees and disbursements) which may be incurred by Bank in the collection of this Note or the enforcement of Bank's rights and remedies hereunder.

REPRESENTATIONS BY BORROWER - If Borrower is a corporation or a general or limited partnership, Borrower represents and warrants that it is validly existing and in good standing in the jurisdiction under whose laws it was organized. If Borrower is a corporation, Borrower represents and warrants that the execution, delivery and performance of this Note are within Borrower's corporate powers, have been duly authorized by all necessary action by Borrower's Board of Directors, and are not in contravention of the terms of Borrower's charter, by-laws, or any resolution of its Board of Directors. If Borrower is a general or limited partnership, Borrower represents and warrants that the execution, delivery and performance by Borrower of this Note have been duly authorized and are not in conflict with any provision of Borrower's partnership agreement or certificate of limited partnership. Borrower further represents and warrants that this Note has been validly executed and is enforceable in accordance with its terms, that the execution, delivery and performance by Borrower of this Note are not in contravention of law and do not conflict with any indenture, agreement or undertaking to which Borrower is a party or is otherwise bound, and that no consent or [ILLEGIBLE] the execution, delivery and performance of this Note.

WAIVERS, ETC. - Borrower and each Obligor waive presentment, dishonor, notice of dishonor, protest and notice of protest. Neither the failure nor any delay on the part of Bank to exercise any right, remedy, power or privilege hereunder shall operate as a waiver or modification thereof. No consent, waiver or modification of the terms of this Note shall be effective unless set forth in a writing signed by Bank. All rights and remedies of Bank are cumulative and concurrent and no single or partial exercise of any power or privilege shall preclude any other or further exercise of any right, power or privilege.

MISCELLANEOUS - This Note is the unconditional obligation of Borrower, and Borrower agrees that Bank shall not be required to exercise any of its rights or remedies against any collateral in which it holds a lien or security interest or against which it has a right of setoff or against any particular Obligor. All representations, warranties and agreements herein are made jointly and severally by each Borrower. If any provision of this Note shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof. To the extent that this Note represents a replacement, substitution, renewal or refinancing of a pre-existing note or other evidence of indebtedness, the indebtedness represented by such pre-existing note or other evidence of indebtedness, the indebtedness represented by such pre-existing note or other instrument shall not be deemed to have been extinguished hereby. In the event that any due date specified or otherwise provided for in this Note shall fall on a day on which Bank is not open for business, such due date shall be postponed until the next banking day, and interest and any fees or similar charges shall continue to accrue during such period of postponement. This Note has been delivered in and shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to the law of conflicts. This Note shall be binding upon each Borrower and each Obligor and upon their personal representatives, heirs, successors and assigns, and shall benefit Bank and its successors and assigns.

CONSENT TO JURISDICTION AND VENUE - IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATED TO THIS NOTE OR THE RELATIONSHIP EVIDENCED HEREBY, EACH UNDERSIGND PARTY HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN ANY COUNTY OF THE COMMONWEALTH OF PENNSYLVANIA WHERE BANK MAINTAINS AN OFFICE AND AGREES NOT TO RAISE ANY OBJECTION TO SUCH JURISDICTION OR TO THE LAYING OR MAINTAINING OF THE VENUE OF ANY SUCH PROCEEDING IN SUCH COUNTY. EACH UNDERSIGNED PARTY AGREES THAT SERVICE OF PROCESS IN ANY SUCH PROCEEDING MAY BE DULY EFFECTED UPON IT BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO EACH UNDERSIGNED PARTY.

WAIVER OF JURY TRIAL - EACH UNDERSIGNED PARTY HEREBY WAIVES, AND BANK BY ITS ACCEPTANCE HEREOF THEREBY WAIVES, TRIAL BY JURY IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS NOTE OR THE RELATIONSHIP EVIDENCED HEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO ENTER INTO, ACCEPT OR RELY UPON THIS NOTE.

IN WITNESS WHEREOF, Borrower, intending this to be a sealed instrument and intending to be legally bound hereby, has executed and delivered this Note as of the day and year first above written.

--------------------------------------------------------------------------------
Name of Corporation
or Partnership          Muller Chevrolet, Oldsmobile, Geo, Isuzu, Inc.
--------------------------------------------------------------------------------


By: /s/ William Muller                 By: /s/ William C. Muller
--------------------------------       ----------------------------------
(Signature of Authorized Signer)       (Signature of Authorized Signer)

William C. Muller, Jr. President       William Charles Muller, Secretary
--------------------------------       -----------------------------------
(Print or Type Name and Title of       (Print or Type Name and Title of
Signer Above)                          Signer Above)

                             INDIVIDUALS SIGN BELOW


--------------------------------       -----------------------------------(Seal)
(Signature of Witness)                 (Signature of Individual Borrower)


--------------------------------       -----------------------------------(Seal)
(Print or Type Name of Above           (Print or Type Name of Borrower Signing
Witness)                               Above)


--------------------------------       -----------------------------------(Seal)
(Signature of Witness)                 (Signature of Individual Borrower)


--------------------------------       -----------------------------------(Seal)
(Print or Type Name of Above           (Print or Type Name of Borrower Signing
Witness)                               Above)

----------   ---------------   ------------------------   ----------------------
                               Muller Chevrolet, Olds-    Terry L. Berean, V.P.
             Used Floorplan    mobile, Geo, Isuzu, Inc.   /s/ Terry L. Berean
----------   ---------------   ------------------------   ----------------------
LIC NO.      LOAN NO.          BORROWER                   APPROVAL SIGNATURE

--------------------------------------------------------------------------------

                           COMMERCIAL PROMISSORY NOTE                     [LOGO]
                                                                      CoreStates

$600,000.00                                                     January 20, 1998

      FOR VALUE RECEIVED, each of the undersigned, jointly and severally if more than one (hereinafter collectively referred to as "Borrower"), promises to pay to the order of CORESTATES BANK, N.A.*, a national banking association (the "Bank"), at any of its banking offices in Pennsylvania, the principal amount of Six Hundred Thousand and 00/100************* DOLLARS, in lawful money of the United States, plus interest, to be paid as follows:

The principal of this Note and all interest accrued thereon, shall be payable in full before MAY 31, 1998 ("Maturity Date") unless such date is otherwise extended by Bank. Prior to the Maturity Date, the principal of this Note shall be repaid in accordance with the terms and conditions of a certain Business Loan and Security Agreement - Motor Vehicle Floorplan Financing Agreement, dated May 30, 1995, as amended ("Agreement") together with interest on the outstanding principal balance hereof payable monthly, as billed, at 1.5% above the Bank's Prime Rate, such rate to change each time the Prime Rate changes, effective on and as of the date of the change.

The principal balance due hereunder plus all accrued interest due hereon at any time and from time to time shall be that amount shown on the Bank's books and records and the statements submitted to Debtor by Bank in accordance with the Agreement, which shall, if no timely objection is made, be conclusive and irrefutable evidence of the amount of principal and interest due Bank. This note is one of the Notes referred to in and is issued in conjunction with and under and subject to the terms and conditions of the Agreement, and is secured by the Collateral, as that term is defined in the Agreement. Upon the happening of an Event of Default, bank will be entitled to all of Bank's Rights Upon Default as specified herein and in the Agreement.

ADDITIONAL TERMS OF THIS NOTE - Each of the following provisions shall apply to this Note, to any extension or modification hereof and to the indebtedness evidenced hereby, except as otherwise expressly stated above or in a separate writing signed by Bank and Borrower.

INTEREST - Interest shall be calculated on the basis of a 360-day year and shall be charged for the actual number of days elapsed. Accrued interest shall be payable monthly. Accrued interest shall also be payable when the entire principal balance of this Note becomes due and payable (whether by demand, stated maturity or acceleration), or, if earlier, when such principal balance is actually paid to Bank. If the rate at which interest accrues is based on the "Prime Rate", that term is defined as the rate of interest for loans established by Bank from time to time at its prime rate. Said per annum rate of interest shall change each time Bank's prime rate shall change, effective on and as of the date of the change. Interest shall accrue on each disbursement hereunder from the date such disbursement is made by Bank, provided, however, that to the extent this Note represents a replacement, substitution, renewal or refinancing of existing indebtedness, interest shall accrue from the date hereof. Interest shall accrue on the unpaid balance hereof at the rate provided for in this Note until the entire unpaid balance has been paid in full, notwithstanding the entry of any judgment against Borrower.

PREPAYMENT - If this Note bears interest at a floating or variable rate and no floor or minimum rate is specified, Borrower may prepay all or any portion of the principal balance of this Note at any time, without premium or penalty. If not permitted under the preceding sentence, any prepayment of principal (including any principal repayment as a result of acceleration by Bank of this Note) shall require immediate payment to Bank of a prepayment fee equal to the amount, if any, by which the aggregate present value of scheduled principal and interest payments eliminated by the prepayment exceeds the principal amount being prepaid. Said present value shall be calculated by application of a discount rate determined by Bank in its reasonable judgment to be the yield-to-maturity at the time of prepayment on U.S. Treasury securities having a maturity which most closely approximates the final maturity date of the principal balance then outstanding. Whether or not a prepayment fee is required hereunder, prepayments shall be applied to scheduled installments of principal in the inverse order of their maturity, shall be accompanied by payment of accrued interest on the principal amount being prepaid and, unless this Note has been accelerated by Bank, shall not be permitted in an amount less than the scheduled principal installment immediately prior to final maturity of the outstanding principal balance.

COLLATERAL - As security for all indebtedness to Bank now or hereafter incurred by Borrower, under this Note or otherwise, Borrower grants Bank a lien upon and security interest in any securities, instruments or other personal property of Borrower now or hereafter in Bank's possession and in any deposit balances now or hereafter held by Bank for Borrower's account, and in all proceeds of any such personal property or deposit balances. Such liens and security interest shall be independent of Bank's right of setoff. This Note and the indebtedness evidenced hereby shall be additionally secured by any lien or security interest evidenced by a writing (whether now existing or hereafter executed) which contains a provision to the effect that such lien or security interest is intended to secure (a) this Note or indebtedness evidenced hereby or (b) any category of liabilities, obligations or indebtedness of Borrower to Bank which includes this Note or the indebtedness evidenced hereby, and all property subject to any such lien or security interest shall be collateral for this Note.

EVENTS OF DEFAULT - Each of the following shall be an Event of Default hereunder: (a) the nonpayment when due of any amount payable under this Note or under any obligation or indebtedness to Bank of Borrower or any person liable, either absolutely or contingently, for payment of any indebtedness evidenced hereby, including endorsers, guarantors and sureties (each such person is referred to as an "Obligor"); (b) if Borrower or any Obligor has failed to observe or perform any other existing or future agreement with Bank of any nature whatsoever; (c) if any representation, warranty, certificate, financial statement or other information made or given by Borrower or any Obligor to Bank is materially incorrect or misleading; (d) if Borrower or any Obligor shall become insolvent or make an assignment for the benefit of creditors or if any petition shall be filed by or against Borrower or any Obligor under any bankruptcy or insolvency law; (e) the entry of any judgment against Borrower or any Obligor which remains unsatisfied for 15 days or the issuance of any attachment, tax lien, levy or garnishment against any property of material value in which Borrower or any Obligor has an interest; (f) if any attachment, levy, garnishment or similar legal process is served upon Bank as a result of any claim against Borrower or any Obligor or against any property of Borrower or any Obligor; (g) the dissolution, merger, consolidation or change in control (as control is defined in rule 12b-2 under the Securities Exchange Act of 1934), of any Borrower which is a corporation or partnership, or the sale or transfer of any substantial portion of any of Borrower's assets, or if any agreement for such dissolution, merger, or consolidation, change in control, sale or transfer is entered into by Borrower, without the written consent of Bank; (h) the death of any Borrower or Obligor who is a natural person; (i) if Bank determines reasonably and in good faith that an event has occurred or a condition exists which has had, or is likely to have, a material adverse effect on the financial condition or creditworthiness of Borrower or any Obligor, or on the ability of Borrower or any Obligor to perform its obligation evidenced by this note; (j) if Borrower shall fail to remit promptly when due to the appropriate government agency or authorized depository, any amount collected or withheld from any employee of Borrower for payroll taxes, Social Security payments or similar payroll deductions; (k) if any Obligor shall attempt to terminate or disclaim such Obligor's liability for the indebtedness evidenced by this Note; (l) if Bank shall reasonably and in good faith determine and notify Borrower that any collateral for this Note or for the indebtedness evidenced hereby is insufficient as to quality or quantity; (m) if Borrower shall fail to pay when due any material indebtedness for borrowed money other than to Bank; or (n) if Borrower shall be notified of the failure of Borrower or any Obligor to provide financial and other information promptly when reasonably requested by Bank. If this note is payable on demand, Bank's right to demand payment hereof shall not be restricted or impaired by the absence, non-occurrence or waiver of an Event of Default, and it is understood that if this Note is payable on demand, Bank may demand payment at any time.

--------------------------------------------------------------------------------
*CoreStates Bank, N.A. also conducts business as Philadelphia National Bank, as CoreStates First Pennsylvania Bank and as CoreStates Hamilton Bank.


8979-C 10/93

(including, if this Note is payable on demand, any Event of Default resulting from [ILLEGIBLE] Borrower's failure to make any payment hereunder when demanded), unless Bank elects otherwise, the entire unpaid balance of this Note and all accrued interest shall be immediately due and payable without notice to Borrower or any Obligor, and Bank may, immediately or at any time thereafter, exercise any or all of its rights and remedies hereunder or under any agreement or otherwise under applicable law against Borrower, any Obligor and any collateral. Bank may exercise its rights and remedies in any order and may, at its option, delay in or refrain from exercising some or all of its rights and remedies without prejudice thereto. Upon the occurrence of any such Event of default or at any time thereafter, Bank may, at its option, and upon five days' written notice to Borrower, begin accruing interest on this Note, at a rate not to exceed five percent (5%) per annum in excess of the greater of (a) the rate of interest provided for above, or (b) the Prime Rate in effect from time to time on the unpaid principal balance hereof; provided, however, that no interest shall accrue hereunder in excess of the maximum rate permitted by law. All such additional interest shall be payable on demand.

NOTICE TO BORROWER - Any notice required to be given by Bank under the provisions of this Note shall be effective as to each Borrower and each Obligor when addressed to Borrower and deposited in the mail, postage prepaid, for delivery by first class mail at Borrower's mailing address as it appears on Bank's records.

DISBURSEMENTS AND PAYMENTS - The proceeds of this Note, or any portion thereof, may be credited by Bank to the deposit account of Borrower, or disbursed in any other manner requested by Borrower and approved by Bank. If Borrower so requests, Bank may, at its option, disburse the proceeds of this Note in more than one disbursement on the same or different dates, but except as otherwise agreed by Bank in writing, no action taken by Bank in response to any such request shall be deemed to create or shall imply the existence of any commitment or obligation to pay or credit the undisbursed portion of this Note. All payments due under this Note are to be made in immediately available funds. If Bank accepts payment in any other form, such payment shall not be deemed to have been made until the funds comprising such payment have actually been received by or made available to Bank. If Borrower is not an individual, Borrower authorizes Bank (but Bank shall have no obligation) to charge any deposit account in Borrower's name for any and all payments of principal, interest, or any other amounts due under this Note.

PAYMENT OF COSTS - In addition to the principal and interest payable hereunder, Borrower agrees to pay Bank, on demand, all costs and expenses (including reasonable attorneys' fees and disbursements) which may be incurred by Bank in the collection of this Note or the enforcement of Bank's rights and remedies hereunder.

REPRESENTATIONS BY BORROWER - If Borrower is a corporation or a general or limited partnership, Borrower represents and warrants that it is validly existing and in good standing in the jurisdiction under whose laws it was organized. If Borrower is a corporation, Borrower represents and warrants that the execution, delivery and performance of this Note are within Borrower's corporate powers, have been duly authorized by all necessary action by Borrower's Board of Directors, and are not in contravention of the terms of Borrower's charter, by-laws, or any resolution of its Board of Directors. If Borrower is a general or limited partnership, Borrower represents and warrants that the execution, delivery and performance by Borrower of this Note have been duly authorized and are not in conflict with any provision of Borrower's partnership agreement or certificate of limited partnership. Borrower further represents and warrants that this Note has been validly executed and is enforceable in accordance with its terms, that the execution, delivery and performance by Borrower of this Note are not in contravention of law and do not conflict with any indenture, agreement or undertaking to which Borrower is a party or is otherwise bound, and that no consent or [ILLEGIBLE] the execution, delivery and performance of this Note.

WAIVERS, ETC. - Borrower and each Obligor waive presentment, dishonor, notice of dishonor, protest and notice of protest. Neither the failure nor any delay on the part of Bank to exercise any right, remedy, power or privilege hereunder shall operate as a waiver or modification thereof. No consent, waiver or modification of the terms of this Note shall be effective unless set forth in a writing signed by Bank. All rights and remedies of Bank are cumulative and concurrent and no single or partial exercise of any power or privilege shall preclude any other or further exercise of any right, power or privilege.

MISCELLANEOUS - This Note is the unconditional obligation of Borrower, and Borrower agrees that Bank shall not be required to exercise any of its rights or remedies against any collateral in which it holds a lien or security interest or against which it has a right of setoff or against any particular Obligor. All representations, warranties and agreements herein are made jointly and severally by each Borrower. If any provision of this Note shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof. To the extent that this Note represents a replacement, substitution, renewal or refinancing of a pre-existing note or other evidence of indebtedness, the indebtedness represented by such pre-existing note or other evidence of indebtedness, the indebtedness represented by such pre-existing note or other instrument shall not be deemed to have been extinguished hereby. In the event that any due date specified or otherwise provided for in this Note shall fall on a day on which Bank is not open for business, such due date shall be postponed until the next banking day, and interest and any fees or similar charges shall continue to accrue during such period of postponement. This Note has been delivered in and shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to the law of conflicts. This Note shall be binding upon each Borrower and each Obligor and upon their personal representatives, heirs, successors and assigns, and shall benefit Bank and its successors and assigns.

CONSENT TO JURISDICTION AND VENUE - IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATED TO THIS NOTE OR THE RELATIONSHIP EVIDENCED HEREBY, EACH UNDERSIGND PARTY HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN ANY COUNTY OF THE COMMONWEALTH OF PENNSYLVANIA WHERE BANK MAINTAINS AN OFFICE AND AGREES NOT TO RAISE ANY OBJECTION TO SUCH JURISDICTION OR TO THE LAYING OR MAINTAINING OF THE VENUE OF ANY SUCH PROCEEDING IN SUCH COUNTY. EACH UNDERSIGNED PARTY AGREES THAT SERVICE OF PROCESS IN ANY SUCH PROCEEDING MAY BE DULY EFFECTED UPON IT BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO EACH UNDERSIGNED PARTY.

WAIVER OF JURY TRIAL - EACH UNDERSIGNED PARTY HEREBY WAIVES, AND BANK BY ITS ACCEPTANCE HEREOF THEREBY WAIVES, TRIAL BY JURY IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS NOTE OR THE RELATIONSHIP EVIDENCED HEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO ENTER INTO, ACCEPT OR RELY UPON THIS NOTE.

IN WITNESS WHEREOF, Borrower, intending this to be a sealed instrument and intending to be legally bound hereby, has executed and delivered this Note as of the day and year first above written.

--------------------------------------------------------------------------------
Name of Corporation
or Partnership          Muller Chevrolet, Oldsmobile, Geo, Isuzu, Inc.
--------------------------------------------------------------------------------


By: /s/ William Muller                 By: /s/ William C. Muller
--------------------------------       ----------------------------------
(Signature of Authorized Signer)       (Signature of Authorized Signer)

William C. Muller, Jr. President       William Charles Muller, Secretary
--------------------------------       -----------------------------------
(Print or Type Name and Title of       (Print or Type Name and Title of
Signer Above)                          Signer Above)

                             INDIVIDUALS SIGN BELOW


--------------------------------       -----------------------------------(Seal)
(Signature of Witness)                 (Signature of Individual Borrower)


--------------------------------       -----------------------------------(Seal)
(Print or Type Name of Above           (Print or Type Name of Borrower Signing
Witness)                               Above)


--------------------------------       -----------------------------------(Seal)
(Signature of Witness)                 (Signature of Individual Borrower)


--------------------------------       -----------------------------------(Seal)
(Print or Type Name of Above           (Print or Type Name of Borrower Signing
Witness)                               Above)

                           DEALER FLOOR PLAN AGREEMENT

      This Floor Plan Agreement is an extension and modification of a certain Business Loan and Security Agreement-Motor Vehicle Floor Plan Financing Agreement dated February 28, 1995 and Business Loan and Security Agreement-Motor Vehicle Floor Plan Financing Agreement dated May 30, 1995.

      Floor Plan Agreement ("Agreement") made this 20th day of January, 1998, by and between Muller Chevrolet, Oldsmobile, Geo, Isuzu, Inc., a New Jersey corporation with a principal place of business located at Route 173 & Voorhees Road, P.O. Box 311, Phillipsburg, New Jersey, (hereafter, and if more than one, jointly, severally, referred to and obligated as, "Dealer"), and CORESTATES BANK, N.A., a national banking association with a place of business located at 747 Dresher Road, Suite 102, Hersham, Pennsylvania 19044 ("Bank").

      Dealer has requested that Bank establish a Floor Plan Line of Credit ("Line") pursuant to which Bank may make loans and advances to finance Dealer's purchase of motor vehicle Inventory (as hereinafter defined); and Bank is willing to do so under the terms and subject to the conditions set forth in this Agreement and in all related instruments, agreements, and documents ("Loan Documents").

      The parties, intending to be legally bound, covenant and agrees as follows:

                                    ARTICLE I

                                   LINE LIMIT

Section 1.01

      a) Line Limit. Under the terms and subject to the conditions set forth in this Agreement and Bank's continuing satisfaction with the financial and business operations of Dealer, Bank will establish the Line for the benefit of Dealer under which Bank, in its sole and absolute discretion, may make loans, advances, and other extensions of credit to or for the benefit of Dealer (collectively the "Loans" and individually referred to as a "Loan") from time to time upon the request of the Dealer submitted in the manner hereinafter defined, to finance Dealer's purchase of motor vehicle Inventory acceptable to Bank or to refinance amounts previously advanced by Bank to Dealer to finance Inventory purchases, provided, however, that the aggregate principal amount outstanding for all such Loans shall not, at any one time, exceed the maximum amount established between Dealer and Bank. This limit may also be subject to sub-limits for new vehicles and "program cars," or for used vehicles. Any amounts stated herein or in any Loan Documents shall mean lawful money of the United States.


                                       (1)

      b) Credit Limit. Bank may, from time to time, based upon the financial or other conditions of Dealer raise or lower the Line Limit. Upon such notice the Agreement shall be deemed to be revised to reflect the new limit. Bank expressly reserves, in its commercially reasonable discretion, the right to decline to make any Loan(s) requested by Dealer hereunder.

Section 1.02 Termination. The Line shall terminate upon Bank's demand for payment therefor. Upon demand all amounts due under this Agreement or the Note representing the obligations hereunder are immediately due and payable. Compliance with Bank lending policies does not negate the Bank's right to demand payment.

                                   ARTICLE II

                                  GENERAL TERMS

Section 2.01 Loans. Each request for a Loan under the Line will be made on such form or in such manner as may be approved by Bank from time to time. Each request for a Loan shall be deemed, as of the date thereof, a reaffirmation by Dealer of the representations and warranties set forth in the Loan Documents. All Loans shall be evidenced by, and repaid in accordance with the Note.

Section 2.02 Financing Terms. Certain financing terms and policies, including, but not limited to the percentage of Dealer's acquisition price of any item (as hereinafter defined) to be advanced pursuant to this Agreement will be established or modified by Bank from time to time by prior written notice to Dealer ("Financing Terms").

Section 2.03 Inventory. For purposes of this Agreement, "Inventory" means any new, program or used inventory as that term is defined in the Uniform Commercial Code of the jurisdiction designated below, as amended, whether now or hereafter owned, acquired, or possessed by Dealer, including without limitation, all tangible personal property: (i) held by Dealer or an consignee of Dealer for sale or lease; (ii) returned or repossessed following a sale thereof by the Dealer, including, but not limited to automobiles, or other motor vehicles, including all demonstrator units, parts, and accessories, together with all materials, additions, equipment, accessions, related, attached or added thereto and all substitutions and replacements thereof. An item of Inventory financed hereunder is an "Item".

Section 2.04 Security for the Loans. As security for the Loans and for all amounts payable hereunder and under the Note, as well as for all other existing and future liabilities, whether absolute or contingent, due or to become due, of the Dealer to Bank, the Bank shall have a valid, perfected first lien on and security interest in the following collateral ("Collateral"):

      a) All of the Dealer's accounts receivable, new & used vehicle inventory, documents of title, contract rights, contracts, documents; all deposits of Dealer held by Bank in any account; all books and records of Dealer wherever maintained and any cash and non-cash proceeds.


                                       (2)

      b) A mortgage lien on the Dealer's real property located at N/A

Section 2.05 Power of Attorney. Dealer hereby appoints any attorney, employee, officer, agent or representative of Bank as Dealer's true and lawful attorney-fin-fact, with power.

      a) To endorse the name of Dealer upon: (1) any promissory notes, security agreements, UCC statements and continuations thereof, and any other documents required by Bank; (2) any and all other notes, checks, drafts, money orders or other instruments of payment; (3) any instruments arising out of the sale or other disposition of any Collateral, including releases and satisfactions; and
(4) any check which may be payable to Dealer for returned or unearned premiums or the proceeds of insurance.

      b) To sign and endorse the name of Dealer upon drafts drawn on person liable, directly or indirectly, on any account, and on assignments, verifications, notices, invoices, freight or express bills, bills of lading, storage or warehouse receipts and similar items.

      c) To give written notices (1) to account debtors in connection with accounts; and (2) upon the occurrence of any event of default hereunder, to give written notice to the United States Postal Service to effect changes of address so that all mail addressed to Dealer may be delivered directly to Bank (Bank will promptly return to Dealer all mail not related to the liabilities or the Collateral), and to open all mail.

      Granting unto said attorney full power to do any and all things necessary to be done with respect to the above as fully and effectively as Dealer might or could do, with full power of substitution, and hereby ratifying and confirming all its said attorney or its substitutes shall lawfully do or cause to be done by virtue hereof. This power of attorney, being coupled with an interest, shall be irrevocable until all amounts or obligations hereunder are paid and performed in full, and shall survive an dissolution or liquidation of Dealer.

Section 2.06 Downpayment and Assignment of Title. Dealer agrees that on or before accepting delivery of any Item it will pay or cause to be paid the supplier thereof, in cash and not by credit (whether extended by the supplier or any other person or entity), the full amount(s) required pursuant to the Financing Terms. Dealer hereby authorizes Bank, at its option, to pay the proceeds of the Loans directly to the supplier, which Bank may pay against any invoice/draft or other evidence of the shipment of Inventory to Dealer, without any duty to inquire as to its truthfulness or correctedness. Dealer acknowledges that it is unconditionally liable to repay such Loans with interest, even if such Inventory is not shipped to or received by Dealer. Dealer further acknowledges that is acquires each item subject to Bank's lien and security interest therein and Dealer hereby irrevocably authorizes the supplier to deliver to Bank, upon Bank's written request, a certificate of origin, title certificate, or other evidence of ownership, evidencing a first perfected security interest in favor of Bank in, or unencumbered title to, each Item, and all other documents and certificates necessary to evidence the same, and that Dealer shall hold in trust for Bank, any certificate of origin, title certificate or other instrument evidencing title to an Item until requested to be delivered to Bank.


                                       (3)

Section 2.07 Inventory Risks. Dealer shall not be relieved of any of the liabilities because any Item fails to conform to the manufacturer's, supplier's, or dealer's warranties or because any Item may be lost, stolen, destroyed or damaged.

Section 2.08 Indemnification. Dealer agrees to comply with all requirements of all applicable state, federal and local laws, regulations and ordinances regulating the sale or leasing of goods and/or motor vehicles, and/or the performance of services by Dealer, and at all times to carry on its business in a lawful manner. Dealer hereby agrees to indemnify, defend and hold harmless the Bank from and against all liability and claims, including all interest, counsel fees, and costs expended by Bank in connection with the foregoing, asserted against Bank by any person in connection with any proceeding, action, or arbitration, related to any breach by Dealer of this Agreement or the other Loan Documents, or of any contract, warrant, law or regulation regarding the use, sale, lease or other disposition of any Collateral. The foregoing indemnification shall survive termination of the Agreement.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

The Dealer represents and warrants to the Bank that:

Section 3.01 Incorporation, Good Standing, and Due Qualifications. To the extent that Dealer, each of its subsidiaries, and any guarantor is a corporation, it is duly incorporated, validly existing, and in good standing under the laws of jurisdiction of its incorporation or any jurisdiction where qualification is required, has the corporate power and authority to own its assets to transact the business in which it is now engaged or proposed to be engaged.

Section 3.02 Corporate Power. The execution, delivery, and performance by the Dealer of the documents have been duly authorized by all necessary corporate action and are legal, valid, and binding obligations of the Dealer.

Section 3.03 Financial Statements. All financial statements now or hereafter furnished to Bank, are complete and correct, in accordance with GAAP consistently applied (subject to year-end adjustments in the case of interim financial statements), and there has been no material adverse change in the condition or operations of the Dealer or any subsidiary.

Section 3.04 Litigation. There is no pending or threatened action, proceeding, order or judgment against or affecting the Dealer before any court, governmental agency, or arbitrator or any agreement to which it is a party, which may materially adversely affect Dealer's financial condition, operations, or ability to perform obligations under the Loan Documents.


                                       (4)

Section 3.05 Ownership and Liens. The Dealer and each subsidiary has title to, or valid leasehold interests in, all of its properties and assets, real and personal. Dealer will not sell, transfer, lease or otherwise dispose of all or (except in the ordinary course of business) any material part of its assets. Dealer will not mortgage, pledge, grant or permit to exist a security interest in or lien on any of its assets of any kind, real or personal, tangible or intangible, now-owned or hereafter acquired, except in favor of the Bank.

Section 3.06 ERISA. The Dealer and each subsidiary are in compliance in all material respects with all applicable provisions of ERISA.

Section 3.07 Operation of Business. The Dealer and its subsidiaries and any guarantor possess all franchises, licenses, permits, patents, copyrights, trademarks, and trade names, or rights thereto, to conduct their respective businesses substantially as now conducted, and are not in violation thereof.

Section 3.08 Taxes. The Dealer and each of its subsidiaries and any guarantor have filed all tax returns (federal, state and local) required to be filed and have paid all taxes, assessments, and governmental charges thereon to be due, including interest and penalties.

Section 3.09 Debt. The Dealer is not indebted under any credit agreement, indenture, guaranty, capital lease, or other agreement except as disclosed in the Dealer's financial statements or as otherwise previously disclosed to the Bank in writing. Dealer will not hereafter become liable, directly or indirectly, as guarantor, surety, endorser or otherwise for any debt, liability or obligation of any other person or entity, except for endorsement of commercial paper for deposit or collection in the ordinary course of business, and except such as maybe in favor of Bank.

Section 3.10 Environmental Matters. To the best of Dealer's knowledge, no real property owned or leased by the Dealer or any subsidiary or any guarantor is in violation of any Environmental Laws ("Environmental Laws" shall mean the Comprehensive Environmental Response, Comprehensive and Liability Act, as amended, and any other presently existing or hereafter enacted or decided federal, state or local statutory or common laws relating to pollution or protection of the environment and any regulations or rules promulgated thereunder); any hazardous materials present on said real property are appropriately stored and handled; and neither the Dealer nor any subsidiary nor any guarantor has been identified in any litigation, administrative proceedings or investigations as a responsible party for any liability under any Environmental Laws.

Section 3.11 Maintenance of Insurance. Dealer maintains, and causes each subsidiary to maintain, insurance with financially sound and reputable insurance companies in such amounts and covering such risks as are usually carried by companies, in the same business, which insurance may provide for reasonable deductibility from coverage thereof.


                                       (5)

Section 3.12 Right of Inspection. At any reasonable time and from time to time, permit the Bank or any agent or representative thereof to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, and to discuss the affairs, finances, and accounts of the Dealer and any subsidiary with any of their respective officers, directors and accountants.

Section 3.13 Bank's Lending Policies. Dealer agrees to strictly adhere to Bank's Lending Policies as set forth on the attached Schedule A; However, adherence shall not deny the Bank the right to demand payment.

Section 3.14 Facsimile Authorization. Dealer agrees and authorizes Bank to transact business with Dealer on the basis of instructions, agreements or documentation provided by facsimile transmission all in accordance with the Fax Authorization provided as Schedule B.

                                   ARTICLE IV

                                  MISCELLANEOUS

Section 4.01 Notices, Etc. All notices and other communications provided for under this Agreement and the Loan Documents shall be in writing (including telegraphic, telex, and facsimile transmissions) and mailed or transmitted or delivered to the parties at the addresses shown above, or at such other address as shall be designated in a written notice to the other party. Notices to the Bank pursuant to the provisions of the Agreement shall be effective when received by the Bank. Other notices shall be effective upon deposit in the mail.

Section 4.02 No Waiver. No failure on the part of the Bank to exercise, and no delay in exercising, any right, power, or remedy under any Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise thereof, or the exercise thereof or the exercise of any other right.

Section 4.03 Successors and Assigns. This Agreement shall be binding upon the Dealer and the Bank and their respective successors and assigns, except that the Dealer may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Bank.

Section 4.04 Costs, Expenses, and Taxes. The Dealer agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, filing, recording, administration and enforcement of any of the Loan Documents, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Bank.

Section 4.05 Governing Law. This Agreement and the Note shall be governed by, and construed in accordance with, the laws of New Jersey.


                                       (6)

Section 4.06 Severability of Provisions. If any provision of any Loan Document is prohibited or held to be unenforceable, such unenforceability shall not effect the validity or enforceability of any other provision.

Section 4.07 Survival of Agreement. All terms of the Agreement shall continue in full force and effect so long as the Note or any amounts due hereunder are outstanding and unpaid.

Section 4.08 Headings. Headings are included for reference only and not for any other purpose.

Section 4.09 CONSENT TO JURISDICTION AND VENUE. IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE NOTE OR THE RELATIONSHIP EVIDENCED HEREBY, EACH UNDERSIGNED PARTY HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN ANY COUNTY IN New Jersey WHERE BANK MAINTAINS AN OFFICE, AND AGREES NOT TO RAISE ANY OBJECTION TO SUCH JURISDICTION OR THE LAYING OR MAINTAINING OF THE VENUE OF ANY SUCH PROCEEDING IN SUCH COUNTY. EACH UNDERSIGNED PARTY AGREES THAT SERVICE OF PROCESS IN ANY SUCH PROCEEDING MAY BE DULY EFFECTIVE UPON IT BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO EACH UNDERSIGNED PARTY.

Section 4.10 WAIVER OF JURY TRIAL. EACH UNDERSIGNED PARTY HEREBY WAIVES, AND BANK BY ITS ACCEPTANCE HEREOF THEREBY WAIVES, TRIAL BY JURY IN ANY LEGAL PROCEEDING INVOLVING DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS NOTE OR THE RELATIONSHIP EVIDENCED HEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO ENTER INTO, ACCEPT OR RELY UPON THIS NOTE.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers, duly authorized, as of the date first above written.

CoreStates Bank, N.A.             Muller Chevrolet, Oldsmobile, Geo, Isuzu, Inc.


By: /s/ [Terry L. Berean]         By: /s/ [William C. Muller, Jr.]
-------------------------         ----------------------------------------------
Terry L. Berean, V.P.             William C. Muller, Jr., President


                                  By: /s/ [William C. Muller]
                                  ----------------------------------------------
                                  William Charles Muller, Secretary


                                       (7)

                                    GUARANTY

The undersigned hereby grants the prompt payment and performance of all Dealer's Loans when due, with the intent to be legally bound.

Attest/Witness:


By: /s/ [Terry L. Berean]         By: /s/ [William C. Muller, Jr.]
-------------------------         ----------------------------------------------
Terry L. Berean                   William C. Muller, Jr.


By: /s/ [Terry L. Berean]         By: /s/ [Michele Muller]
-------------------------         ----------------------------------------------
Terry L. Berean                   Michele Muller


By:                               By: /s/ [William C. Muller]
-------------------------         ----------------------------------------------
Terry L. Berean                   William Charles Muller


                                  Rellum Realty


By: /s/ [Terry L. Berean]         By: /s/ [William C. Muller, Jr.]
-------------------------         ----------------------------------------------
Terry L. Berean                   William C. Muller, Jr., Partner


                                  By: /s/ [William C. Muller, Jr.]
                                  ----------------------------------------------
                                  William C. Muller, Partner


                                  Muller Automotive Group


By: /s/ [Terry L. Berean]         By: /s/ [William C. Muller, Jr.]
-------------------------         ----------------------------------------------
Terry L. Berean                   William C. Muller, Jr., President


                                  By: /s/ [William C. Muller]
                                  ----------------------------------------------
                                  William Charles Muller, Secretary


                                       (8)

Schedule A to Dealer Floor Plan Agreement
Muller Chevrolet, Oldsmobile, Geo, Isuzu, Inc.

                                   Schedule A
                             Bank's Lending Policies

1. New Vehicle Floor Plan Line

Eligible Items:   New vehicle inventory, consisting of current year new vehicles held for resale. Items financed by the floor plan line are limited to items for which Dealer has a franchise.

Advance Rate:     Advances will be limited to manufacturers' draft amount or
                  100% of invoice amount if acquired through another dealer through purchase or dealer trade. No amounts, in addition to original cost, will be advanced for modifications/conversions that would exclude the item from the repurchase agreement from the manufacturer.

Demonstrators:    -Definition: New vehicles financed on the floor plan line for the purpose of allowing customers to test drive current model items or for the use of full-time dealership employees or immediate family members of the dealership's owner.
                  -Any out of state demonstrator is limited to the owner or
                   his/her immediate family.
                  -Total number of demonstrators will not exceed two (2) items.
                  -Demonstrators will be taken out of service at 6000 miles.

Curtailment
Requirements:     -New vehicle leftovers will be curtailed at 5% per month,
                  beginning July 1 of the year subsequent to the model year until the unit is paid in full.
                  -Demonstrators, shop loaners and driver training vehicles will be curtailed 2% per month beginning on the month they enter service.
                  -New vehicles with mileage in excess of 6000 miles will be curtailed 10% of the original principal balance per month until paid in full.

2. Used Vehicle Floor Plan Line

Eligible Items:   Used vehicle inventory, consisting of vehicles held for
                  resale. Eligible items can be no older than five model years.

Advance Rate:     Advances will be limited to 80% of NADA wholesale valuation or auction price supported by a copy of the bill of sale. Mileage information will be provided on all used items.

Curtailment
Requirements:     Used vehicles must be paid in full within 6 months.

Schedule A to Dealer Floor Plan Agreement
Muller Chevrolet, Oldsmobile, Geo, Isuzu, Inc.
Page 2


General Terms and Conditions

A. Dealer must submit payment on sold units immediately upon receipt of the money from the funding source. In no event may units remain unpaid after 5 business days if being retail financed or 10 business days if being lease financed. Failure to comply will result in a $250.00 fee per audit performed.

B. The Bank will conduct periodic audits of the items on the floor plan. Dealer agrees to cooperate with the audit staff in their inspection. Dealer will make available for inspection vehicle titles, certificates of origin and associated documents upon request.

C. All inventory, vehicle titles and certificates of origin will be kept at Dealer's principal place of business.

D. Dealer will maintain its main operating accounts with Bank.

E. Dealer agrees to provide the following financial information to Bank:

      1. Within 15 days of each month end, company prepared factory financial statements.

      2. Within 90 days of each fiscal year ended, financial statements prepared by a Certified Public Accounting firm. The statements will have no less than a Review opinion.

      3. Annually, Personal Financial Statements, on CoreStates forms, on all Guarantors.

F. Dealer will maintain sufficient comprehensive insurance coverage, including adequate fire, hazard, liability, theft and collision coverage on all vehicle inventory, and all other Dealer's assets. Insurance coverage will be evidenced by a policy issued by an insurer acceptable to the Bank and naming Bank as loss payee. The amount of insurance coverage will at all times be sufficient to cover all balances on the floor plan line.

G. Dealer will report immediately to Bank any material damage occurring to an item on floor plan. Any item damaged in excess of 25% of cost will be curtailed in full.

H. Dealer will provide the manufacturer's repurchase agreements, in favor of the Bank, on all new inventory.

I. Dealer agrees that there will be no additional borrowings without prior Bank approval.


                                  Muller Chevrolet, Oldsmobile, Geo, Isuzu, Inc.



                                 By: /s/ [William C. Muller, Jr.]
                                     -------------------------------------------
                                     William C. Muller, Jr., President


                                        2